EXHIBIT 32.1


                          SECTION 1350 CERTIFICATIONS

                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     In connection with the Form 10-QSB of FLICKERING STAR FINANCIAL, INC. (the "Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ginger B. Quealy, President and Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 01, 2005


/s/ GINGER B. QUEALY
__________________________________
    Ginger B. Quealy
    President and Chief
    Executive Officer and Director




A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO FLICKERING STAR FINANCIAL, INC. AND WILL BE RETAINED BY FLICKERING STAR FINANCIAL, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.